UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 14, 2013, Energy Transfer Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the public offering (the “Offering”) by the Partnership of $800 million aggregate principal amount of its 3.60% Senior Notes due 2023 and $450 million aggregate principal amount of its 5.15% Senior Notes due 2043 (collectively, the “Notes”). The offering of the Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-171697) of the Partnership, as supplemented by the Prospectus Supplement dated January 14, 2013 relating to the Notes (together with the accompanying prospectus dated January 13, 2011, the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on January 15, 2013. Closing of the issuance and sale of the Notes is scheduled for January 22, 2013. A legal opinion related to the Notes is included as Exhibit 5.1 hereto.

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Notes will be issued under the indenture dated as of January 18, 2005 (the “Indenture”), between the Partnership, as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as supplemented by the Eleventh Supplemental Indenture thereto (the “Supplemental Indenture”), between the Partnership and U.S. Bank National Association, as successor trustee, with respect to the Notes. The terms of the Notes and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of Notes” and “Description of the Debt Securities,” which description is incorporated herein by reference and filed herewith as Exhibit 99.2. Such description does not purport to be complete and is qualified by reference to the Indenture, which is filed as an exhibit hereto and incorporated herein by reference, and to the Supplemental Indenture, which will be filed upon execution thereof.

Item 7.01.	Regulation FD Disclosure.

On January 14, 2013, the Partnership issued a press release relating to the pricing of the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of January 14, 2013 among the Partnership, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

5.1	Opinion of Latham & Watkins LLP regarding the legality of the Notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated January 14, 2013, announcing the pricing of the Notes.

99.2	Description of Notes and Description of the Debt Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P., its general partner

By:	Energy Transfer Partners, L.L.C, its general partner

Date: January 16, 2013

/s/ Martin Salinas, Jr.
Martin Salinas, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated as of January 14, 2013 among the Partnership, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

5.1	Opinion of Latham & Watkins LLP regarding the legality of the Notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated January 14, 2013, announcing the pricing of the Notes.

99.2	Description of Notes and Description of the Debt Securities.